Exhibit 32.2


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1) The Report fully complies with the requirements and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                             Date: May 15, 2006


                                             /s/ JOANNE ROBERTS
                                             -----------------------------------
                                             JoAnne Roberts
                                             Senior Vice President and
                                             Chief Financial Officer

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